ARMCO metals

2009 Investor Presentation

OTCBB : CNAM















Safe Harbor Statement

This presentation contains forward looking statements and forecast financial statements concerning the future of China Armco Metals, Inc. that are intended to qualify for the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expected completion date for the metal recycling facility and its production capacity, guidance and expectations regarding demand for steel, revenues, net income and earnings. In addition, any such statements are qualified in their entirety by reference to, and are accompanied by, the following key factors that have a direct bearing on our results of operations: our ability to successfully complete construction of our proposed scrap metal recycling facility, our need for additional financing to construct the metal recycling facility we intend to build which we may not be able to obtain on acceptable terms, our ability to operate the proposed recycling facility profitably; and fluctuations in raw material prices may affect our operating results as we may not be able to pass on cost increases to customers.

We caution that the forward looking statements are subject to risks and uncertainties and the other factors described herein that could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2008.

Overview

- Armco specializes in import/export and distribution of metal ore and non-ferrous metals, and plans to construct a metal recycling facility in China
- Armco has more than 11 years of experience in the ore distribution business in China
- Armco become a public company in July 2008 to capitalize on future growth opportunities

Annual Performance (Audited)

	Revenue	Net income
2007	$75.3MM	$5.39MM
2008	$55.4MM	$3.33MM

Performance 1st Six months of 2009 (Unaudited)

2009	$27.9MM	$3.50MM

Overview of ARMCO Business

2 Businesses in 1 Company
Focused on Metal Industry in China

Metal Distribution

- Imports, sells and distributes metal and non-ferrous metals within China
- Provides sourcing and pricing services for various metals to its network of customers

Metal Recycling

- Currently constructing a facility on 22 acres near a deep-sea port with large ship access
- Processing capacity of 1 million metric tons of scrap metal upon anticipated completion late in Q4 2009

Corporate Structure

China Armco Metals, Inc.
OTC BB: CNAM
(Parent Company)

Metal Recycling

Armet (Lianyungang)
Renewable Resource Co., Ltd
Wholly owned subsidiary

Import & Distribution

Armco & Metawise Ltd.
(SAR HK)
Wholly owned subsidiary

Henan Armco & Metawise
Trading., Ltd. PRC
Wholly owned subsidiary

An Integrated Approach to Growth

ARMCO metals

Corporate Growth Strategy

Specialty Driven Market

- Metal Sales & Distribution
- Metal Recycling

Organic Growth

- Maximize current market
- Develop new sales & distribution channels
- Improve operating and net margin

Business Development

- Leverage core capabilities and assets
- Develop new partnerships for ore imports
- Enter into metal recycling market

Ore Sales & Distribution

- China Armco's sales and distribution business leverages buying power for a segment of metal producers and manufacturers in China
- Armco supplies raw materials to more than 150 customers in China
- Armco sources ore from more than 10 international suppliers


Customer Demand & Order
Customer Demand & Order
Customer Demand & Order
ARMCO PURCHASING
Places High Volume Order with Select International Suppliers
ARMCO IMPORT DISTRIBUTION
Imports Goods and Delivers Allocations to Customers
Customer Delivery
Customer Delivery
Customer Delivery
Collect L/C or 10%-30% Deposit from customer
Invoices Settled in Full Prior to Delivery

Metal Ore Market Overview

- The ore industry includes:
  - Iron Ore - for use in steel production
  - Chrome Ore – for use in producing stainless steel
  - Nickel Ore - for use in alloying and armor plating
  - Manganese Ore - for use in steel alloys
  - Copper Ore - for use in wiring and piping
- Ore distributors provide customers a value-added service by providing favorable pricing on bulk orders and financing options not available on spot markets or direct import purchases
- There are less than 10 major ore distribution companies servicing small to medium-sized ore consumers in China

Metal Recycling

ARMCO metals

Currently constructing a metal recycling facility in Lianyungang on 22 acres of land expected to be operational in late Q4 2009

- It is located near a major deep-sea port in eastern China
- Lianyungang was one of the four original ports opened in the 1680s by the Qing Dynasty Government. The others were Ningbo, Xiamen and Guangzhou
- Plan to install the state-of-the-art Texas Shredder Lindemann system
  - Armco will be the first scrap metal recycler in China to implement a Texas Shredder Lindeman System-one of the most advanced metal recycling systems in the world

Why Scrap metal recycling?

ARMCO metals

- China consumes over 500 million tons of steel annually
- Chinese government incentive to reduce pollution and save energy
- China's GDP growth/stimulus package ensures the steady growth of the steel industry
- Armco's existing customer base are potential target-customers for the recycled metals we plan to produce
- First company to receive a steel recycling license

China's Steel Industry Growth

*China steel production volume development (1990-2008)


600
500
400
300
200
100
0
1990
1995
2000
2001
2002
2003
2004
2005
2006
2007
2008

* In Million Tons

*International Iron and Steel Institute, 2008

Comparison: Worldwide and China Usage of Scrap steel


World average usage of Steel Scrap
50%
Steel Scrap
Iron Ore


China Usage of Steel Scrap
20%
Steel scrap

Source: Metso Minerals, Inc. 2006 presentation

Armet Metal Recycling Facility

- Construction commenced in March 2008
- Expected production in late Q4 2009
- Annual production capacity of 1 million metric tons
- Ability to implement the best metal recycling technology from the start up
- Area for expansion


Texas Shredder
BEST
Lindemann

Armet Recycling Operations

- Scrap metal will be sourced from domestic and international suppliers
- Armco's ore customer base are also targets for sale of recycled metals



Ship Breaking
Industrial Scrap Supply for Obsolete Equipment and Infrastructure
Post-Consumer Domestic
Post-Consumer (Automobiles) Import
ARMCO RECYLING OPERATIONS PURCHASING, IMPORT, PROCESSING and SALES
Metal Smelters



Armco Metal Recycling Project
Economy of Scale

Revenue Potential

- Potential Revenue $390 million based on 1 million metric tons annual production
- Avg. Price of high-end recycled Steel = $390 per metric ton*

Pricing Control

- Only one acre of land is needed to install the metal recycling system
- Large land excess allows for expansion/inventory in a growing market

Recycling Industry

- China is the largest steel consumer and producer in the world
- Metal recycling is at its infancy stage in China
- Favorable government support and tax treatment

*China Recent price of high-end recycled steel $390/ton

Market Data

Recent Price (8/31/09)	**$2.94**
Shares Outstanding	**10.1 Million**
Market Capitalization	**$29.7 Million**
Management Ownership	**52.6%**
Revenue 2008	**$ 55.4 m**
Net Income 2008	**$3.3 m**

Selected Financials

ARMCO metals

	2008 For the Year Ended Dec 31 (Audited)	2007 For the Year Ended Dec 31 (Audited)	% Change
Revenue	$55,358,567	$75,278,853	-26%
Net Income	$3,332,615	$5,458,205	-39%
Current Assets	$24,233,566	$7,663,986	216%
Total Assets	$28,820,284	$9,904,565	191%
Shareholder Equity	$15,288,946	$5,084,133	201%

	2009 6 Months (unaudited)	2008 6 Months (audited)	% Change
Revenue	$27,895,672	$22,789,813	22%
Net Income	$3,497,696	$2,587,159	35%

Industry Peers

	CNAM	SCHN	CMC
Revenue 2008	$55.3 MM	$3,062 MM	$10,427 MM
EPS	$0.44	$8.79	$2.02
P/E Ratio	5.98	17.84	24.48

Recent Developments

- Secured $12 Million Letter of Credit to Expand Its Distribution Business
- Secured $13 Million Line of Credit From the Bank of China for Its Scrap Metal Recycling Project
- Completed Construction of Building to House Metal Recycling Facility, expects to commence full operation in December of 2009

Armco Management Team



Mr. Kexuan Yao, Chairman and CEO

Mr. Yao established Armco & Metawise (HK) Ltd. in 2001. Mr. Yao has been engaged in the import/export of steel and mineral products since 1996 with over twelve years of experience in this industry. Mr. Yao has imported more than 5,000,000 tons of iron ore and scrap as well as metal ore totaling over 1,000,000 tons. Mr. Yao obtained a bachelor's degree from Henan University of Agriculture in 1996.



Mr. Jinlei Zhang, Vice President of Import operations

Mr. Zhang has been the vice president of Armco & Metawise (HK) Ltd. since January, 2003. Mr. Zhang oversees all import operations. Prior to joining Armco, Mr. Zhang served as a sales manager of Qinghai Minerals Co., Ltd. where he was responsible for importing over 2,000,000 tons of iron ore and steel scrap. Mr. Zhang graduated with a bachelor's degree from Beijing University of Foreign Languages in 1989.



Mr. Fengtao Wen, Vice President of Finance

Mr. Wen has served as VP of Finance for Armco & Metawise (HK) Ltd. since 2005. Mr. Wen supervises all financial operations of the company. Mr. Wen was the manager of the financial department of Zhengzhou Smithing Co., Ltd. from 1996 to 2005. Mr. Wen graduated from the Economics Department at Zhengzhou University in 1996.

Armco Recycling Management Team

- Mr. Ronglu Wu, Vice President of Recycling Operation
- 30 years experience in steel industry

- Mr. Yongming Chu, Chief Mechanical Engineer
- 30 years experience in mechanical industry

- Mr. Guangsheng Zhao, Chief Engineer
- 25 years experience in construction

The Armco Advantage

Positioned in the world's largest steel market

Strong distribution model yield above average return

Opportunity for China's scrap metal usage to catch up to the world's average

Favorable government support and tax treatment for recyclers

Gary Liu
Armco Metals, US Annex
431 Fairway Drive, Suite 200
Deerfield Beach, FL 33441
Tel:954-363-7663

www.armcometals.com